SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2010

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                         0-51385                   90-0183739
-----------------------------      --------------------        -----------------
(State or Other Jurisdiction)      (Commission File No.)       (I.R.S. Employer
     Identification No.)                                       of Incorporation)


2745 S. Delsea Drive, Vineland, New Jersey                            08360
--------------------------------------------                          -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 26, 2010, the Boards of Directors of Colonial Bankshares, Inc. (the "Company"), Colonial Bankshares, MHC, (the "Mutual Holding Company") and Colonial Bank, FSB (the "Bank") amended the Plan of Conversion and Reorganization of the Mutual Holding Company (the "Plan"), as originally adopted February 18, 2010.

     A copy of the amended Plan is filed as Exhibit 2.1 to this Form 8-K.


Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit No.        Description
     ----------         -----------

        2.1 Plan of Conversion and Reorganization, as amended (incorporated by reference to Exhibit 2 to Pre-Effective Amendment No.1 to the Registration Statement on Form S-1 of Colonial Financial Services, Inc. (file number 333-165532), filed with the Securities and Exchange Commission on April 28, 2010).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COLONIAL BANKSHARES, INC.



DATE: April 30, 2010                   By: /s/ Edward J. Geletka
                                           ------------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer